UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2016, Causeway International Value Fund’s (the “Fund’s”) Institutional Class returned 2.80% and Investor Class returned 2.56% compared to the MSCI EAFE Index (Gross) (“Index”) return of 7.06%. Since the Fund’s inception on October 26, 2001, its average annual total returns are 7.14% for the Institutional Class and 6.88% for the Investor Class compared to the Index’s average annual total return of 5.95%. At fiscal year-end, the Fund had net assets of $6.3 billion.

Performance Review

A global divergence in central bank policy led to market volatility throughout the fiscal year. While European and Japanese central banks were expanding quantitative easing, the US Federal Reserve (“Fed”) sought to raise interest rates (although it has not done so since December 2015), balancing inflationary pressure with macro/political uncertainty. Further, after the United Kingdom voted on June 23 to leave the European Union (“EU”), investors briefly sought refuge in the more defensive sectors of the market, with little regard for the historically high valuations at which many of those securities were trading. These competing forces were reflected in the performance of the Fund compared to the Index from quarter to quarter. For the full fiscal year, the materials, information technology, and industrials sectors delivered the strongest performance. Conversely, companies in the financials, health care, and consumer discretionary sectors were the worst performers, although the financials sector was the only sector that delivered negative returns during the fiscal year. The top performing markets in our investible universe included New Zealand, Australia, South Korea, Belgium, and Hong Kong. The weakest markets in the Index for the period included Italy, Israel, Spain, Denmark, and Ireland. Every major currency except the British pound appreciated versus the U.S. dollar during the fiscal year, thus amplifying overall returns on overseas assets for U.S. dollar-based investors.

For the fiscal year, Fund holdings in the banks, materials, transportation, commercial & professional services, and pharmaceuticals & biotechnology industry groups detracted the most from the Fund’s performance relative to the Index. Holdings in the technology hardware & equipment, telecommunication services, media, and automobiles & components industry groups, along with an overweight position in the energy industry group, helped to offset some of the relative underperformance. Four of the largest individual detractors from performance were banking & financial services companies: Barclays Plc (United Kingdom), Lloyds Banking Group Plc (United Kingdom), CaixaBank SA (Spain), and UBS Group AG (Switzerland), and the fifth largest detractor was Japan Airlines Co., Ltd (Japan). The top individual contributor to return was telecommunication services provider, KDDI Corp. (Japan). Additional top contributors included electronic equipment manufacturer, Samsung Electronics Co., Ltd. (South Korea), energy management solutions company, Schneider Electric SE (France), British American Tobacco Plc (United Kingdom), and business software & services provider, SAP SE (Germany).

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that reached fair value in our view. During the fiscal year, the Fund completely liquidated positions in banking & financial services provider, HSBC Holdings Plc (United Kingdom), automobile manufacturer, Toyota Motor Corp. (Japan), and pharmaceuticals & chemicals company, Bayer AG (Germany), while reducing exposure to print &

2	Causeway International Value Fund

publishing company, RELX NV (Netherlands) and global investment bank, UBS Group AG (Switzerland). Both HSBC Holdings Plc and Bayer AG saw their risk-adjusted rankings decline as the result of a fundamental review of the investment thesis. Significant purchases this fiscal year included energy supermajor, Royal Dutch Shell Plc (United Kingdom), electronic equipment manufacturer, Samsung Electronics Co., Ltd. (South Korea), Japan Airlines Co., Ltd. (Japan), construction & mining equipment manufacturer, Komatsu Ltd. (Japan), and life insurer, Prudential Plc (United Kingdom). With the exception of Samsung Electronics Co., Ltd., all of these securities represented new purchases for the Fund.

Fund exposures to currencies, industries, and countries are a by-product of our bottom-up stock selection process. The Fund’s weights in the capital goods, technology hardware & equipment, and insurance industry groups increased the most compared to the beginning of the fiscal year, while weights in the commercial & professional services, pharmaceuticals & biotechnology, and diversified financials industry groups incurred the greatest decreases. From a regional perspective, the most notable weight changes included higher exposure to Japanese and Chinese companies. The most significantly reduced country weights included the United Kingdom and the Netherlands. At the end of the fiscal year, the three largest industry group exposures (absolute weights) for the Fund were to banks, telecommunication services, and energy.

Investment Outlook

With an emphasis on the more undervalued, yet well-capitalized, segments of global markets, at fiscal year end we continued to favor economically sensitive stocks as positive economic data encouraged investors to take more risk. We believe the Fund could benefit from central bank efforts to end the negative interest rate policies in Japan and Europe, and from a decisive further tightening of monetary policy in the U.S. Continuing growth in Chinese infrastructure, real estate, and automobile sales should bolster the industrials and energy sectors, as multinationals with exposure to China experience improving pricing power compared to one year ago. Our emphasis on European banks and insurance stocks at fiscal year end reflected our expectation of a near-term floor in interest rates, which would signal to market participants an end to the incessant downward pressure on bank and insurance revenues and net interest margins. Fund holdings in the banking and insurance industries were generally well-capitalized based on current regulatory requirements. Many managements concurred that they intended to boost dividend payouts and buyback stock (where allowed by regulators), yet retained sufficient cash to reinvest for growth. The banking industry continues to change quickly with capacity, especially in investment banking, leaving the industry at a fast rate. Most bank and insurance managements have presented detailed cost cutting and ongoing efficiency plans, despite boosting spending on information technology infrastructure, resulting in a cost structure that reflects a “lower-for-longer” interest rate environment. The Fund held banks with core franchises that generate returns in excess of their cost of capital. With a crude oil supply-demand equilibrium in sight by 2017, we believe that many stocks in the oil & gas sector still offer the potential for outperformance. Oil & gas companies have continued to reduce costs and capital expenditures, and only spend on the most promising, lowest cost projects. Importantly, managements have reiterated their aim to keep capital expenditures within operating cash flow. Across all market opportunities, a floor under interest rates would imply economic stability and perhaps a hint of reflation — rather than deflation. An interest rate floor

Causeway International Value Fund	3

may also encourage investor demand for the cheapest market constituents that reflect such risk characteristics as value, cyclicality and interest rate sensitivity. If our cyclical-upturn prognosis does not occur in the next few quarters, dividend income could bolster returns and help deliver downside protection.

We thank you for your continued confidence in Causeway International Value Fund.

September 30, 2016

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

4	Causeway International Value Fund

Comparison of Change in the Value of a $10,000 Investment in Causeway International Value Fund, Investor Class shares versus the MSCI EAFE Index (Gross)

The Performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or redemptions of Fund shares.

* The inception date of Causeway International Value Fund was October 26, 2001. The MSCI EAFE Index (Gross) inception to date return is from October 26, 2001.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers during certain periods. In the absence of such fee waivers, total return would have been reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. For the fiscal year ended September 30, 2016, the Fund’s gross ratios of expenses in relation to net assets were 0.91% and 1.16% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI EAFE Index (Gross) is an arithmetical average weighted by market value of the performance of approximately 1,000 non-U.S. companies representing 21 stock markets in Europe, Australasia and the Far East. The Index is gross of withholding taxes and assumes reinvestment of dividends and capital gains. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Value Fund	5

SCHEDULE OF INVESTMENTS (000)*

September 30, 2016

Causeway International Value Fund	Number of Shares	Value

COMMON STOCK
Australia — 0.8%
Westfield Corp.[1]	6,951,962	$52,019

Belgium — 0.5%
KBC Groep NV	521,837	30,463

Canada — 1.1%
Encana Corp.	4,985,500	52,099
Manulife Financial Corp.	1,116,800	15,756

		67,855

China — 1.6%
Baidu Inc. ADR[2]	548,900	99,938

France — 12.5%
BNP Paribas SA	2,363,725	121,575
Engie SA	8,314,846	128,920
Legrand SA	1,311,317	77,301
Sanofi-Aventis SA	1,323,784	100,808
Schneider Electric SE	2,584,654	179,800
Total SA	3,746,792	178,201

		786,605

Germany — 4.7%
BASF SE	1,003,147	85,895
Linde AG	575,935	97,864
SAP SE	1,225,436	112,070

		295,829

Hong Kong — 5.4%
China Merchants Holdings International Co. Ltd.	19,164,133	51,408
China Mobile Ltd.	13,352,839	164,031
CNOOC Ltd.	97,976,000	123,598

		339,037

The accompanying notes are an integral part of the financial statements.

6	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2016

Causeway International Value Fund	Number of Shares	Value

Japan — 15.7%
Asahi Group Holdings Ltd.	1,111,700	$40,496
East Japan Railway Co.	1,952,900	176,277
Hitachi Ltd.	33,342,000	156,260
Japan Airlines Co. Ltd.	4,127,700	121,336
KDDI Corp.	6,566,300	203,437
Komatsu Ltd.	4,947,400	113,490
Nikon Corp.	3,425,100	51,151
Sumitomo Mitsui Financial Group Inc.	3,674,000	124,106

		986,553

Netherlands — 6.6%
Akzo Nobel NV	2,992,352	202,403
ArcelorMittal[2]	7,736,728	47,182
ING Groep NV	3,830,086	47,285
PostNL NV2	8,791,253	39,886
RELX NV	4,465,714	79,878

		416,634

South Korea — 6.0%
KT&G Corp.	476,875	54,307
Samsung Electronics Co. Ltd.	113,530	165,386
SK Telecom Co. Ltd.	777,608	159,441

		379,134

Spain — 1.0%
CaixaBank SA	25,739,932	65,045

Sweden — 0.4%
Alfa Laval AB	1,506,412	23,617

Switzerland — 12.8%
ABB Ltd.[2]	2,128,631	47,975
Aryzta AG2	2,254,463	100,283
Cie Financiere Richemont SA	1,739,605	106,094
Clariant AG2	1,943,263	33,501

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2016

Causeway International Value Fund	Number of Shares	Value

Switzerland — (continued)
Novartis AG	2,100,369	$165,762
Roche Holding AG	664,630	165,159
UBS Group AG	3,238,816	44,244
Zurich Insurance Group AG2	565,650	145,878

		808,896

United Kingdom — 23.2%
Aviva PLC	27,562,670	157,274
Balfour Beatty PLC	18,016,498	65,193
Barclays PLC	61,540,630	133,421
British American Tobacco PLC	2,758,881	175,950
Carnival PLC	2,674,337	130,478
Cobham PLC	16,374,619	35,623
Diageo PLC	3,721,065	106,584
GlaxoSmithKline PLC	4,289,908	91,368
Lloyds Banking Group PLC	140,730,504	99,428
Prudential PLC	5,947,156	105,423
Royal Dutch Shell PLC, Class B	7,315,804	189,666
SSE PLC	4,311,574	87,549
Vodafone Group PLC	30,339,154	87,010

		1,464,967

Total Common Stock
(Cost $6,056,016) — 92.3%		5,816,592

PREFERRED STOCK
Germany — 3.2%
Volkswagen AG	1,553,530	204,651

Total Preferred Stock
(Cost $279,753) — 3.2%		204,651

SHORT-TERM INVESTMENT
Dreyfus Cash Management, Institutional Class, 0.204%**	233,789,545	233,790

The accompanying notes are an integral part of the financial statements.

8	Causeway International Value Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2016

Causeway International Value Fund	Value

Total Short-Term Investment
(Cost $233,790) — 3.7%	$233,790

Total Investments — 99.2%
(Cost $6,569,559)	6,255,033

Other Assets in Excess of Liabilities — 0.8%	47,702

Net Assets — 100.0%	$6,302,735

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2016.
1	Real Estate Investment Trust.
2	Non-income producing security.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	9

SECTOR DIVERSIFICATION

As of September 30, 2016, the sector diversification was as follows (Unaudited):

Causeway International Value Fund	Common Stock	Preferred Stock	% of Net Assets

Financials	18.1%	0.0%	18.1%

Industrials	14.8	0.0	14.8

Energy	9.9	0.0	9.9

Telecommunication Services	9.7	0.0	9.7

Information Technology	8.5	0.0	8.5

Health Care	8.3	0.0	8.3

Consumer Discretionary	4.6	3.2	7.8

Consumer Staples	7.6	0.0	7.6

Materials	7.4	0.0	7.4

Utilities	3.4	0.0	3.4

Total	92.3	3.2	95.5

Short-Term Investment			3.7

Other Assets in Excess of Liabilities			0.8

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

10	Causeway International Value Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY INTERNATIONAL VALUE FUND

9/30/16
ASSETS:
Investments at Value (Cost $6,569,559)	$6,255,033
Foreign Currency (Cost $4,619)	4,619
Receivable for Fund Shares Sold	34,530
Receivable for Dividends	15,805
Receivable for Tax Reclaims	15,517
Receivable for Investment Securities Sold	6,888
Prepaid Expenses	78
Unrealized Appreciation on Spot Foreign Currency Contracts	6

Total Assets	6,332,476

LIABILITIES:
Payable for Investment Securities Purchased	15,521
Payable for Fund Shares Redeemed	7,865
Payable Due to Adviser	4,089
Payable for Shareholder Service Fees — Investor Class	1,077
Payable Due to Administrator	154
Payable for Trustees’ Fees	70
Unrealized Depreciation on Spot Foreign Currency Contracts	2
Other Accrued Expenses	963

Total Liabilities	29,741

Net Assets	$6,302,735

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$7,020,875
Undistributed Net Investment Income	106,524
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(509,758)
Net Unrealized Depreciation on Investments	(314,526)
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(380)

Net Assets	$6,302,735

Net Asset Value Per Share (based on net assets of $5,592,873,498 ÷ 397,126,937 shares) — Institutional Class	$14.08

Net Asset Value Per Share (based on net assets of $709,861,304 ÷ 50,832,030 shares) — Investor Class	$13.96

*	Except for Net Asset Value data

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	11

STATEMENT OF OPERATIONS (000)

CAUSEWAY INTERNATIONAL VALUE FUND

10/01/15 to 9/30/16
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $14,416)	$179,082
Interest Income	503

Total Investment Income	179,585

EXPENSES:
Investment Advisory Fees	48,888
Custodian Fees	2,005
Shareholder Service Fees — Investor Class	1,935
Administration Fees	1,890
Transfer Agent Fees	812
Printing Fees	396
Professional Fees	360
Trustees’ Fees	262
Registration Fees	172
Pricing Fees	45
Other Fees	469

Total Expenses	57,234

Net Investment Income	122,351

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments	(335,208)
Net Realized Loss from Foreign Currency Transactions	(4,751)
Net Change in Unrealized Depreciation on Investments	303,359
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	678

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(35,922)

Net Increase in Net Assets Resulting from Operations	$86,429

The accompanying notes are an integral part of the financial statements.

12	Causeway International Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL VALUE FUND

	10/01/15 to 9/30/16	10/01/14 to 9/30/15
OPERATIONS:
Net Investment Income	$122,351	$116,983
Net Realized Gain (Loss) on Investments	(335,208)	102,486
Net Realized Loss from Foreign Currency Transactions	(4,751)	(1,904)
Net Change in Unrealized Appreciation (Depreciation) on Investments	303,359	(985,998)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	678	(557)

Net Increase (Decrease) in Net Assets Resulting From Operations	86,429	(768,990)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(117,116)	(138,499)
Investor Class	(14,824)	(19,088)

Total Dividends from Net Investment Income	(131,940)	(157,587)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(1)(2)	(285,036)	874,119
Redemption Fees(3)	246	195

Total Decrease in Net Assets	(330,301)	(52,263)

NET ASSETS:
Beginning of Year	6,633,036	6,685,299

End of Year	$6,302,735	$6,633,036

Undistributed Net Investment Income	$106,524	$117,383

(1)	Includes redemptions as a result of an in-kind transfer of securities during the fiscal year ended September 30, 2015 (see Note 10 in the Notes to Financial Statements).
(2)	See Note 7 in Notes to Financial Statements.
(3)	See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	13

FINANCIAL HIGHLIGHTS

For the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)		Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL VALUE FUND†
Institutional
2016	13.96	0.28	0.12	(2)	0.40	(0.28)	—	(0.28)	—	(1)
2015	15.95	0.27	(1.88)		(1.61)	(0.38)	—	(0.38)	—	(1)
2014	15.35	0.47	0.29		0.76	(0.16)	—	(0.16)	—
2013	12.60	0.29	2.74		3.03	(0.28)	—	(0.28)	—
2012	10.50	0.28	2.20		2.48	(0.38)	—	(0.38)	—
Investor
2016	13.84	0.25	0.11	(2)	0.36	(0.24)	—	(0.24)	—	(1)
2015	15.81	0.23	(1.86)		(1.63)	(0.34)	—	(0.34)	—	(1)
2014	15.23	0.41	0.30		0.71	(0.13)	—	(0.13)	—
2013	12.51	0.25	2.72		2.97	(0.25)	—	(0.25)	—
2012	10.42	0.23	2.21		2.44	(0.35)	—	(0.35)	—

(1)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(2)	The amount shown for the year ended September 30, 2016, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0 unless otherwise footnoted.

The accompanying notes are an integral part of the financial statements.

14	Causeway International Value Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

14.08	2.80	5,592,874	0.91	2.03	41
13.96	(10.26)	5,793,454	0.90	1.76	28
15.95	5.00	5,734,313	0.91	2.89	27
15.35	24.38	2,497,378	0.95	2.07	22
12.60	24.29	1,204,193	0.99	2.37	21

13.96	2.56	709,861	1.16	1.82	41
13.84	(10.46)	839,582	1.15	1.48	28
15.81	4.69	950,986	1.16	2.55	27
15.23	24.07	649,169	1.20	1.84	22
12.51	24.07	438,254	1.24	2.04	21

The accompanying notes are an integral part of the financial statements.

Causeway International Value Fund	15

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway International Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the fund’s net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee determines the value after taking into consideration

16	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2016:

Investments in Securities	Level 1 (000)	Level 2† (000)	Level 3 (000)	Total (000)
Common Stock
Australia	$—	$52,019	$—	$52,019
Belgium	—	30,463	—	30,463
Canada	67,855	—	—	67,855
China	99,938	—	—	99,938
France	—	786,605	—	786,605
Germany	—	295,829	—	295,829
Hong Kong	—	339,037	—	339,037
Japan	—	986,553	—	986,553
Netherlands	47,285	369,349	—	416,634
South Korea	—	379,134	—	379,134
Spain	—	65,045	—	65,045
Sweden	—	23,617	—	23,617
Switzerland	—	808,896	—	808,896
United Kingdom	—	1,464,967	—	1,464,967

Total Common Stock	215,078	5,601,514	—	5,816,592

Preferred Stock	—	204,651	—	204,651

Short-Term Investment	233,790	—	—	233,790

Total Investments in Securities	$448,868	$5,806,165	$—	$6,255,033

†	Holdings represent securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the

Causeway International Value Fund	17

NOTES TO FINANCIAL STATEMENTS

(continued)

hierarchy during the reporting period at end of period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures. For the fiscal year ended September 30, 2016, there were no transfers between Level 1 and Level 2 based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

For the fiscal year ended September 30, 2016, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (e.g., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions

18	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the fiscal year ended September 30, 2016, the Institutional Class and Investor Class retained $201,074 and $44,954 in redemption fees, respectively.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the fiscal year ended September 30, 2016, the Fund received commission recapture payments of $229,298.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2017 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the fiscal year ended September 30, 2016.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

Causeway International Value Fund	19

NOTES TO FINANCIAL STATEMENTS

(continued)

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2016, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2016, approximately $4.220 million of the net assets were held by affiliated investors.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the fiscal year ended September 30, 2016, for the Fund were as follows:

Purchases (000)	Sales (000)
$2,408,641	$2,774,447

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to risks in addition to those of U.S. securities. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year

20	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to real estate investment trusts, realized losses on foreign currency transactions and gains on passive foreign investment companies, were reclassified to/(from) the following accounts as of September 30, 2016:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(1,270)	$1,270

The reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows (000):

	Ordinary Income	Total
2016	$131,940	$131,940
2015	157,587	157,587

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$108,424
Capital Loss Carryforwards	(138,403)
Unrealized Depreciation	(365,645)
Post October Losses	(322,512)
Other Temporary Differences	(4)

Total Accumulated Losses	$(718,140)

Post-October Losses represent losses realized on securities and currency transactions from November 1, 2015 through September 30, 2016 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains. The following summarizes the pre-enactment capital loss carryforwards as of September 30, 2016 (000):

Expiring in Fiscal Year	Amount
2018	$74,556

Total pre-enactment capital loss carryforwards	$74,556

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward are as follows:

Short-Term Post-Enactment Loss (000)	Long-Term Post-Enactment Loss (000)	Total* (000)
$63,847	$—	$63,847

*	This table should be used in conjunction with the pre-enactment capital loss carryforwards table.

At September 30, 2016, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$6,620,298	$351,161	$(716,426)	$(365,265)

Causeway International Value Fund	21

NOTES TO FINANCIAL STATEMENTS

(continued)

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2016		Fiscal Year Ended September 30, 2015
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	197,250	$2,725,099	157,950	$2,430,788
Shares Issued in Reinvestment of Dividends and Distributions	7,425	106,098	7,955	119,006
Shares Redeemed In-kind	—	—	(3,860)	(57,439)
Shares Redeemed	(222,603)	(2,990,262)	(106,605)	(1,630,954)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	(17,928)	(159,065)	55,440	861,401

Investor Class
Shares Sold	14,077	190,671	22,990	351,659
Shares Issued in Reinvestment of Dividends and Distributions	959	13,624	1,185	17,619
Shares Redeemed	(24,860)	(330,266)	(23,656)	(356,560)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	(9,824)	(125,971)	519	12,718

Increase (Decrease) in Shares Outstanding from Capital Share Transactions	(27,752)	$(285,036)	55,959	$874,119

8.	Significant Shareholder Concentration

As of September 30, 2016, two of the Fund’s shareholders of record owned 35% of net assets in the Institutional Class.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	In-Kind Transfers of Securities

During the fiscal year ended September 30, 2015, the Fund redeemed shares of beneficial interest in exchange for securities. These securities were transferred at their fair value on the date of such transactions.

	Shares Redeemed (000)	Value ($000)	Gain ($000)
10/16/14	4,861	$53,811	$15,397

22	Causeway International Value Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway International Value Fund	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Causeway International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Causeway International Value Fund (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 23, 2016

24	Causeway International Value Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2017. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2016, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	0.00%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
100.00%	0.04%	0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2016, amounted to $9,775,840 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 – Dividend for the year ending December 31, 2016. In addition, for the fiscal year ended September 30, 2016, gross income derived from sources within foreign countries amounted to $195,544,885 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of “Ordinary Income Distributions” of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of “Ordinary Income Distributions” that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Causeway International Value Fund	25

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 55	Trustee; Chairman of the Audit Committee	Trustee since 10/08; Audit Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	6	None

Lawry J. Meister Age: 54	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	6	None

Victoria B. Rogers Age: 55	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	6	Director, TCW Funds, Inc. and TCW Strategic Income Fund

Eric H. Sussman Age: 50	Trustee; Chairman of the Board	Trustee since 9/01; Board Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	6	None

26	Causeway International Value Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 54	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser or the Adviser’s parent (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 41	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer/Senior Legal Counsel of the Adviser (since January 2015); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 48	Treasurer	Since 8/14	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 45	Secretary	Since 10/11	Attorney of the Adviser (since 2004).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 55	Vice President and Assistant Secretary	Vice President (since 1/15); Assistant Secretary (since 8/01)	Chief Operating Officer and Member of the Adviser or the Adviser’s parent (since 2001); Chief Compliance Officer of the Adviser and the Trust (2005-2015).	N/A	N/A

Causeway International Value Fund	27

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lisa Whittaker[5] One Freedom Valley Drive Oaks, PA 19456 Age: 37	Vice President and Assistant Secretary	Since 8/13	Corporate Counsel of the Administrator (since 2012); Associate Counsel and Compliance Officer, The Glendmede Trust Company, N.A. (2011-2012); Associate, Drinker Biddle & Reath LLP (2006-2011).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2016, the Trust Complex consisted of one investment company with six portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, the International Opportunities Fund, the Global Absolute Return Fund, and the International Small Cap Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

28	Causeway International Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2016 to September 30, 2016).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway International Value Fund	29

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/16	Ending Account Value 9/30/16	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Value Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,049.20	0.91%	$4.67

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.51	0.91%	$4.61
Causeway International Value Fund

Actual Portfolio Return
Investor Class	$1,000.00	$1,048.00	1.16%	$5.96

Hypothetical 5% Return
Investor Class	$1,000.00	$1,019.25	1.16%	$5.87

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

30	Causeway International Value Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 8, 2016, the Trustees considered and approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway International Value Fund (the “Fund”) for a twelve-month period beginning September 20, 2016. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 27, 2016, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. Following that meeting, and in response to a supplemental information request, the Trustees received and reviewed additional materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 8, 2016 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser continued to benefit the Fund and its shareholders and would do so during the next one-year contract renewal period.

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund’s Institutional and Investor share classes for various periods ended March 31, 2016, compared to the results of the MSCI

Causeway International Value Fund	31

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

EAFE Index (Gross) (the “Index”) and the averages of the mutual funds included in the Morningstar U.S. Open End Foreign Large Value category of funds and the Morningstar U.S. Open End Foreign Large Blend category of funds. They noted that the Fund was moved from the Morningstar U.S. Open End Foreign Large Value category to the Morningstar Foreign Large Blend category in June 2013. They noted that the Institutional Class had underperformed both Morningstar category averages for the prior one-year period, but had outperformed both Morningstar category averages for the prior three-year, five-year, ten-year and since inception periods. They also noted that the Institutional Class had underperformed the Index for the prior one-year, three-year, and five-year periods, but had outperformed the Index during the prior 10-year and since inception periods. The Trustees also reviewed performance of the Investor Class compared to the results of the Index and Morningstar categories, which was lower than Institutional Class performance due to the higher expense ratios of the Investor Class. The Trustees concluded that the Adviser’s record in managing the Fund indicated that its continued management would benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 15 basis points higher than the average and six basis points higher than the median advisory fees charged by funds in the Morningstar Foreign Large Blend category, and that the Fund’s expense ratios were below the averages and medians of the funds in that category, except the Investor Class expense ratio, which was the same as the median of the Morningstar category.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2016 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions. After

32	Causeway International Value Fund

STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund is reasonable.

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted that, in the Fund’s prior years, the Adviser incurred losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund — often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 27, 2016 and August 8, 2016 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 8, 2016 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2016.

Causeway International Value Fund	33

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-001-1500

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2016, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2016 and 2015 were as follows:

	2016	2015
(a) Audit Fees	$225,970	$218,680(2)
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$58,577	$42,300(3)
(d) All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.
(2)	Updated from $134,460 in Form N-CSR dated December 4, 2015.
(3)	Updated from $129,000 in Form N-CSR dated December 4, 2015.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2016, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $486,606. For the fiscal year ended September 30, 2015, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $330,060 (updated from $162,980 in Form N-CSR dated December 4, 2015).

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 5, 2016

By (Signature and Title)*	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: December 5, 2016

*	Print the name and title of each signing officer under his or her signature.